Entech Solar, Inc.

(OTC.BB: ENSL.OB)

Annual Shareholders' Meeting

August 27, 2009



Forward Looking Statements

This presentation may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us and our affiliate companies, that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those identified in our other Securities and Exchange Commission filing and other public documents, including our 2008 Annual Report on Form 10-K, which can be found on the Securities and Exchange Commission website, www.sec.org.

Agenda

- Introductions
- Company Highlights
- ThermaVolt II System
- Tubular Daylighting Device
- Government Proposals
- Financial Matters
- Questions and Closing Remarks

Experienced Management Team

ENTECH SOLAR™

Name		Title	Background
	**Frank Smith**	Chief Executive Officer	• EMCORE • JDS Uniphase • Lockheed Martin
	**Sandy Martin**	Chief Financial Officer	• Sally Beauty Holdings • Pier 1 Imports • Touché Ross
	**Sean Rooney**	Chief Operating Officer	• Fluor Corporation • Kvaerner John Brown • Brown & Root, Inc.
	**Mark O'Neill**	Chief Technology Officer	• ENTECH, Inc. • E-Systems • Lockheed Missiles & Space
	**Lee Laurendeau**	Vice President of Engineering	• Westinghouse Nuclear Energy • ICG Commerce • Kulicke & Soffa Industries
	**Robert Walters**	Vice President of Marketing	• ENTECH, Inc. • E-Systems • LTV Corporation

Experienced Board of Directors

Name	Title	Background
 **David Gelbaum**	Chairman	▪ Trustee, The Quercus Trust ▪ TGS Management ▪ Oakley & Sutton
 **David Anthony**	Director	▪ Managing Director, 21 Ventures ▪ Notorious Entertainment
 **Jay Worenklein**	Director	▪ US Power Generating Company ▪ Societe Generale ▪ Lehman Brothers
 **Peter Corsell**	Director	▪ GridPoint ▪ U.S. State Department ▪ Central Intelligence Agency
 **David Field**	Director	▪ Applied Solar ▪ Clark Security Products ▪ Clarus Energy Partners
 **Mark O'Neill**	Chief Technology Officer, Director	▪ ENTECH, Inc. ▪ E-Systems ▪ Lockheed Missiles & Space
 **Frank Smith**	Chief Executive Officer, Director	▪ EMCORE ▪ JDS Uniphase ▪ Lockheed Martin

Company Highlights

- Differentiated concentrating solar electric & thermal (CPVT) product with high efficiency
- CPVT product targets multi-billion dollar combined heat and power (CHP) market
- Expanding product offering to increase and diversify near-term revenue by introducing Entech's patented high-tech tubular skylight, a green building product for the expanding Daylighting Solutions market
- Leveraging years of proven intellectual property and industry expertise
- Minimizing capital intensity and risk by moving toward outsource manufacturing of technology
- Company leadership focused on filing multiple patents, streamlining internal operations, and accelerating new products to the marketplace

ThermaVolt II System

Concentrated Heat and Power

ThermaVolt™ II Module

- Next generation in ThermaVolt™ product line
- Produces electricity and thermal energy simultaneously from concentrating sunlight
- Competes in combined heat and power (CHP) market
- Commercial, industrial – rooftop and ground mount applications
- Leverages proprietary CPV technology with over 10 years of proven performance



ThermaVolt™ II Module Prototype

Milestones



Preliminary Design Phase
Completed
Changed strategic direction to next generation products
Completed preliminary design review of ThermaVolt II
Completed ThermaVolt II prototype
Filed three patent applications
Completed feasibility study with Fraunhofer
Complete Design Verification Testing (DVT)
Install beta sites for ThermaVolt II systems
Complete UL-certification process for ThermaVolt II
Begin manufacturing and shipping of ThermaVolt II
Commercialization Phase
In Progress

Leverages Previous Generation

- Uses proven optical technology
- Proprietary arched Fresnel lens
  - 20X concentration of sunlight, reducing silicon requirements and costs by 95%
  - Industry leading error tolerance
- Demonstrated outstanding performance in real-world environments
  - Deployed > 600kW of previous generation systems



Previous Generation ThermaVolt™ System Size – 3' X 12'



ThermaVolt™ II Module Prototype Size – 3' X 5'

Next-Generation Features

- Size and shape similar to standard flat-plate PV modules
  - Eases adoption in the marketplace
  - Expands addressable market to rooftop applications
  - Enables palletized shipping
  - Enables installation process similar to standard PV modules



ThermaVolt™ II Module



Traditional Solar Panel

- Leverages existing semiconductor manufacturing processes and off-the-shelf manufacturing equipment
- Ability to outsource to low-cost subcontract manufacturers

Outsource Manufacturing

- Enables lower cost manufacturing to improve cost-competitiveness
- Reduces capital investment and risk for Entech
- ThermaVolt II employs simple designs and materials that enables increased use of subcontract manufacturers
  - Allows for potentially more competitive pricing among subcontractors
  - Allows for readily increasing production volumes by use of additional subcontractors



Competitive Advantages

ThermaVolt II vs. Traditional Solar Technologies	ThermaVolt II vs. Traditional CHP Technologies

ThermaVolt II vs. Traditional Solar Technologies

- Traditional PV and CPV produce only electricity
- ThermaVolt II's produces electricity AND thermal energy
  - Results in 4-5X more module energy output compared to traditional PV technologies
- ThermaVolt II concentrates sunlight 20X
  - Reducing silicon requirements by 95% compared to traditional PV



ThermaVolt II vs. Traditional CHP Technologies

- Traditional CHP use natural gas as fuel
  - Natural gas prices experience high volatility
  - As finite supply of natural gas depletes, prices will rise
- Natural gas emits CO_2
  - Costly under a cap and trade program
- ThermaVolt™ II produces clean energy
  - Qualifies for Renewable Energy Credits (RECs)



Target CHP Markets

- Total US CHP existing capacity to date: 85GW[1]
- Annual $8 billion US addressable market[2]
  - Targeting market verticals with large electricity and heat demands



Water Facilities



Universities / Schools



Amusement Parks



Correctional Facilities



Utility Facilities



Beverage & Food Processing Plants



Hotels / Motels



Hospitals

[1] EPA CHP Partnership, "Combined Heat and Power: A Cost- Effective, Flexible, and Environmentally-Friendly Technology"
[2] Includes only states with sufficient Direct Normal Insolation (DNI) for ThermaVolt™ products

Tubular Daylighting Device

Brightest Tubular Skylight

Daylighting Solutions

- Renewed commitment to commercializing Entech's patented tubular skylight
- Applications in the commercial, industrial and residential green building markets
- Leverages Entech's deep expertise in optics technology
- Complementary to concentrating solar products
- Will diversify and increase near-term revenue
- Low capital intensity with large revenue upside



Roof view



Inside ceiling view

Milestones

ENTECH SOLAR

Preliminary Design Phase
Completed

- Changed strategic direction to next generation products
- Completed preliminary design review of patented skylight

- Install beta sites for tubular skylight
- Complete product certification
- Build distributor network
- Begin manufacturing and shipping of tubular skylight

Commercialization Phase
In Progress

Competitive Advantages

- Benefits of Skylights
  - Reduced energy bills
  - Increased productivity[1]
  - Increased sales[2]
- Entech Solar's Differentiation
  - Provides 3-4X more light output than conventional tubular skylights for the same roof opening
  - Directs the light to the desired workspace beneath the skylight, not on the wall (see image)
  - Provides similar clear-sky light output across all seasons, whereas others provide very little in winter
  - Provides smooth, even, non-glare light to the workspace, whereas others produce bright and dark spots and glare


Traditional Skylight
80°
17 Bounces
80°
Entech Solar
80°
3 Bounces
33°

[1] "Daylighting in Schools - An Investigation into the Relationship Between Daylighting and Human Performance." For PG&E, on behalf of The California Board for Energy Efficiency Third Party Program, by Heschong Mahone Group
[2] "An Investigation into the Relationship Between Daylighting and Human Performance." For PG&E, on behalf of The California Board for Energy Efficiency Third Party Program, by Heschong Mahone Group

Skylight Market

- Entech skylights' disruptive features are expected to expand the addressable market beyond the traditional skylight market
- Fragmented supplier landscape positions Entech to gain market share
- Applications primarily in commercial and industrial markets
- Strong government incentives and funding opportunities



Entech skylights lighting up entire business conference room as brightly as artificial lights

Government Proposals

Three Proposals Submitted To Date

Government Entity	Proposal Type	Submission Date	Amount of Grant	Project Description	Expected Award Date
National Renewable Energy Lab **(NREL)**	Letter of Intent (LOI)	7/13/2009	$2.9 million	***NREL Solicitation for Letters of Interest*** To go from current ThermaVolt II prototype to Commercial Pilot Production	4Q 2009
Department of Energy **(DOE)**	Proposal	8/18/2009	$ 2.2 million	***Advanced Energy Efficient Building Technologies*** To develop ThermaVolt II driven Heating & Cooling Product	4Q 2009 – 1Q 2010
Department of Energy **(DOE)**	Proposal	8/18/2009	$0.6 million	***Advanced Energy Efficient Building Technologies*** To develop advanced Tubular Daylighting Device	4Q 2009 – 1Q 2010

Entech Solar has applied for over $5.7 million in government funding

Financial Matters

Financial Matters

- Recently filed Second Quarter 10-Q
  - Cash and cash equivalents of $5.8 million as of June 30, 2009
  - Net loss for the three months ended June 30, 2009, of $4.3 million, or 2¢ per share
  - Cash depletion of approximately $1.1 million per month
- We have filed a registration statement with the Securities and Exchange Commission for a common stock Rights Offering to existing shareholders, and SEC rules restrict communications while we are in registration.
- A prospectus describing the terms of the Rights Offering will be delivered to each of our shareholders upon completion.

Company Highlights

- Differentiated concentrating solar electric & thermal (CPVT) product with high efficiency
- CPVT product targets multi-billion dollar combined heat and power (CHP) market
- Expanding product offering to increase and diversify near-term revenue by introducing Entech's patented high-tech tubular skylight, a green building product for the expanding Daylighting Solutions market
- Leveraging years of proven intellectual property and industry expertise
- Minimizing capital intensity and risk by moving toward outsource manufacturing of technology
- Company leadership focused on filing multiple patents, streamlining internal operations, and accelerating new products to the marketplace

Questions and Adjourn